NASSAU LIFE INSURANCE COMPANY

Nassau Life Variable Accumulation Account

Nassau Life Variable Universal Life Account

Nassau Life Separate Account C

Nassau Life Separate Account D

NASSAU LIFE AND ANNUITY COMPANY

Nassau Life and Annuity Variable Universal Life Account

NOTICE OF UNDERLYING FUND MERGER

DATED MARCH 17, 2026

On or about May 20, 2026 (the “liquidation date”), Lazard Retirement US Small Cap Equity Select Portfolio (the “Liquidating Fund”), an underlying fund for your variable annuity or variable life insurance contract will be liquidated. On the liquidation date, any contract value allocated to the variable investment option corresponding to the liquidating fund will be automatically transferred to Federated Hermes Government Money Fund II. Such transfer will occur without charge and will not count toward any limit on transfers.

The liquidation will not result in any change to your contract value or any cost to you. There will be no tax consequences for you. The fees and charges under your contract will not increase as a result of the liquidation. Your rights and our obligations under your contract will not be altered by this liquidation.

Please note the following free transfer rights in connection with the liquidation:

•	From the date of this notice through the liquidation date, you may transfer any contract value allocated to the Liquidating Fund to any other variable investment option available under your contract free of charge.

•	For 60 days after the liquidation date, if any portion of your contract value was automatically transferred to Federated Hermes Government Money Fund II as a result of the liquidation, you may transfer contract value allocated to it to any other variable investment option available under your contract free of charge.

•	Any such free transfer will not count toward any limit on the number of transfers that may be performed under your contract (except restrictions to discourage frequent transfer activity and/or market timing).

After the liquidation date, the Liquidating Fund will no longer be available for investment. All standing instructions that include the variable investment option corresponding to the Liquidating Fund will be automatically updated to include Federated Hermes Government Money Fund II.

If you have any questions regarding this notice, please contact the customer service center for your contract.

*     *     *

Prospectus (497) and Updating Summary Prospectus Supplement (497VPU)

Nassau Life Variable Accumulation Account: 002-78020	Nassau Life Variable Universal Life Account: 033-23251

Prospectus Supplement (497)

Nassau Life Variable Accumulation Account: 333-123035; 333-68872; 333-31320; 333-47862	Nassau Life Variable Universal Life Account: 033-06793; 333-86921; 333-146301; 333-149636; 333-152387; 333-23171	Nassau Life Separate Account D: 033-49562

Nassau Life and Annuity Variable Universal Life Account: 333-12989	Nassau Life Separate Account C: 033-49564